THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlusSM Advisory

Supplement dated October 25, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This Supplement to your summary prospectus outlines changes to certain investment options under your individual annuity contract that become effective on and after November 18, 2024. These changes are related to:

a.) Appendix A – Funds Available Under The Contract; and
b.) Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

Appendix A – Funds Available Under The Contract: The Lincoln Variable Insurance Products Trust has notified us that the LVIP MFS International Equity Managed Volatility Fund will be renamed LVIP Multi-Manager International Equity Managed Volatility Fund on or about November 18, 2024. In addition, the Current Expense has been updated as reflected below. All other information about the fund can be found in the fund’s prospectus.

The following line item will replace the line item for LVIP MFS International Equity Managed Volatility Fund in Appendix A – Funds Available Under The Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 year	5 year	10 year
Capital Appreciation. A fund of funds.	LVIP Multi-Manager International Equity Managed Volatility Fund – Service Class advised by Lincoln Financial Investments Corporation	1.13%*	13.59%	6.52%	3.94%
*This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.

Appendix B – Investment Requirements: The American Century Diversified Growth Model and JPMorgan U.S. Active Growth Model will be added to the list of models to which you allocate your Contract Value if you elect the following riders:
•	i4LIFE® Advantage Select Guaranteed Income Benefit;
•	Lincoln ProtectedPay Select Core® and Estate LockSM,
•	Lincoln ProtectedPay Select Core®,
•	Lincoln ProtectedPay Select Plus®,
•	Lincoln ProtectedPay Select Max®,
•	4LATER® Select Advantage, or
•	if you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from one or these riders.

Please note that your Contract may not offer every rider impacted by these requirements.

Please retain this Supplement for future reference.